Property and Equipment, Net	12 Months Ended
Mar. 31, 2026
Property and Equipment, Net [Abstract]
Property and Equipment, Net

8. Property and Equipment, Net

As of March 31, 2026 and 2025, property and equipment, net, consisted of the following:

	As of March 31,
	2026	2025
Computer equipment	$19,077	$19,213
Furniture and office equipment	1,021	1,028
Leasehold improvements	314,834	212,059
Less: accumulated depreciation	(174,475)	(67,453)
Total property and equipment, net	$160,457	$164,847

For the year ended March 31, 2025, the Group incurred $212,059 primarily on leasehold improvements due to its relocation to a new office. At the same time, the Group derecognized the leasehold improvements, as well as computer equipment, furniture and office equipment associated with the old office. This resulted in a loss on disposal of property and equipment amounting to $15,319.

Depreciation expenses were $107,940, $58,762 and $9,421 for the years ended March 31, 2026, 2025 and 2024, respectively.